THE PARNASSUS FUND

     Supplement to the Prospectus dated May 1, 1997
     as previously revised December 8, 1997

     At a special meeting of shareholders scheduled for March 26, 1998 ("Special Meeting"), shareholders of the Fund will be asked to approve proposals relating to the following:

     1. Investment Objective. Shareholders of the Fund will be asked to change its investment objectives by deleting current income as a secondary objective.

     2. Investment Restrictions. Shareholders will be asked to approve elimination of the Fund's fundamental investment restrictions regarding restricted securities, securities owned by affiliated persons, warrants, foreign securities or currencies and investing for control and to approve modification of its fundamental investment restrictions regarding diversification and loans. Also, shareholders will be asked to consider a shareholder request that the Fund be permitted to invest in companies that produce wine.

 3. Advisory Fee. Shareholders will be asked to approve eliminating the breakpoints in the investment advisory fee payable to the Adviser on Fund assets in excess of $400 million.

     This Supplement is dated December 30, 1997.


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                               THE PARNASSUS FUND

              Supplement to the Statement of Additional Information
                                Dated May 1, 1997


The following information supplements and supersedes any contrary information contained in the Statement of Additional Information:

Investment Restrictions. At a special meeting of shareholders scheduled for March 26, 1998 ("Special Meeting"), shareholders of the Fund will be asked to approve elimination and modification of certain of the Fund's fundamental investment restrictions. If approved, the following investment restrictions will supersede and replace the restrictions listed in the "Investment Restrictions" section:

         The Fund may not:

         (1) With respect to 75% of its total net assets, purchase any security, other than obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result: (i) more than 5% of the Fund's total net assets would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

         (2) Purchase any security if, as a result, the Fund would have 25% or more of its net assets (at current value) invested in a single industry.

         (3)  Purchase  securities  on  margin  (but the Fund  may  obtain  such
         short-term   credits  as  may  be  necessary   for  the   clearance  of
         transactions).

         (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

         (5) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not make additional purchases while borrowings are outstanding.

         (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

         (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8) Participate on a joint (or joint and several) basis in any trading account in securities.

         (9) Invest in securities of other registered investment companies except that the Fund may invest up to 10% of its assets (taken at current value) in other funds, but no more than 5% of its assets in any one fund and the Fund may not own more than 3% of the outstanding voting shares of any one fund except as part of a merger, consolidation or other acquisition.

         (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

         (11) Make loans except through repurchase agreements; however, the Fund may engage in securities lending and may also acquire debt securities and other obligations consistent with the Fund's investment objective and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

         If the Fund's current fundamental investment restrictions regarding investment in warrants and foreign securities or currencies are eliminated as proposed, the Fund intends to implement the following new, operating policies on these matters:
         (1) The Fund may purchase warrants up to a maximum 5% of the value of its total net assets.
         (2) The Fund may not hold or purchase foreign currency except as may be necessary in the settlement of foreign securities transactions.


This Supplement is dated December 30, 1997.